SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): February 2, 1999


                                AKI Holding Corp.
             (Exact name of registrant as specified in its charter)


            Delaware                333-60991                74-2883163
       (State or other
       jurisdiction of                                     (IRS Employer
        incorporation)       (Commission File Number)    Identification No.)


                              1815 East Main Street
                             Chattanooga, Tennessee
                                      37404
                                 (423) 624-3301


                   (Address, including zip codes and telephone
              number including area code of Registrant's principal
                               executive offices)










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Item 5.

         On February 2, 1999 AKI Holding Corp. (the "Company") announced the appointment of William J. Fox as Chief Executive Officer of the Company. Roger
L. Barnett resigned as Chief Executive Office and President. In addition, the Company announced earnings for the period ended December 31, 1998. The Company's press release issued February 2, 1999 and Mr. Fox's Employment Agreement are attached as exhibits hereto and incorporated herein by reference.


FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.  The following exhibits are filed herewith in accordance with
Item 601 of Regulation S-K:

Exhibit No.                       Description

99.1                              Press Release, dated February 2, 1999

99.2                              Employment Agreement, dated January 27,
                                  1999








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AKI Holding Corp.
                                             (Registrant)

Date:    February 2, 1999                    /s/David M. Wittels
                                             -----------------------------------
                                             David M. Wittels, Vice President





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